STATEMENT OF INVESTMENTS
BNY Mellon Ultra Short Income Fund

February 28, 2021 (Unaudited)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Commercial Paper - 15.0%
Antalis	0.15	4/5/2021	500,000	[a]	499,927
Cancara Asset Securitisation	0.27	6/3/2021	4,000,000	[a]	3,998,319
Collateralized Commercial Paper FLEX	0.21	4/13/2021	4,000,000	[a]	3,999,284
LMA Americas	0.19	5/13/2021	3,000,000	[a]	2,999,050
Total Asset-Backed Commercial Paper (cost $11,494,805)			11,496,580
Commercial Paper - 51.6%
Banco Santander	0.19	6/4/2021	3,000,000	[a]	2,998,653
Barclays Bank	0.17	5/21/2021	3,000,000	[a]	2,998,929
BNG Bank	0.10	3/26/2021	3,500,000	[a]	3,499,744
Erste Abwicklungsanstalt	0.16	4/13/2021	3,000,000	[a]	2,999,601
Federation Des Caisses Desjardins	0.14	4/26/2021	2,000,000	[a]	1,999,626
HSBC Bank	0.21	11/24/2021	3,000,000	[a]	2,995,145
Mitsubishi UFJ Trust & Banking Corp. (New York)	0.10	3/22/2021	204,000	[a]	203,988
Mitsubishi UFJ Trust & Banking Corp. (New York)	0.16	5/25/2021	3,000,000	[a]	2,999,245
Mizuho Bank (Singapore)	0.18	6/3/2021	525,000	[a]	524,737
NRW. Bank	0.13	5/26/2021	500,000	[a]	499,833
Skandinaviska Enskilda	0.15	5/24/2021	750,000	[a]	749,779
Societe Generale	0.25	3/4/2021	3,000,000	[a]	2,999,958
Svenska Handelsbanken	0.22	5/27/2021	4,000,000	[a]	3,998,750
Swedbank	0.23	4/15/2021	4,000,000	[a]	3,999,568
Total Capital Canada	0.14	5/10/2021	3,000,000	[a]	2,999,215
Westpac Securities	0.17	7/30/2021	3,000,000	[a]	2,998,011
Total Commercial Paper (cost $39,461,924)			39,464,782
Negotiable Bank Certificates of Deposit - 24.8%
Bank of Montreal	0.18	3/2/2021	3,000,000		3,000,038
Dz Bank Ag Deutsche Zentral-Genossenschaftsbank	0.14	5/10/2021	3,000,000		3,000,030
Mizuho Bank	0.17	6/16/2021	3,000,000		3,000,073
MUFG Bank	0.24	3/1/2021	100,000		100,001
Oversea-Chinese Banking Corp.	0.17	4/16/2021	3,000,000		3,000,184
Oversea-Chinese Banking Corp.	0.18	4/6/2021	540,000		540,032
Skandinaviska Enskilda Banken AB/NY	0.18	7/26/2021	3,000,000		3,000,187
Sumitomo Mitsui Banking Corp.	0.23	4/12/2021	3,000,000		3,000,468

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Negotiable Bank Certificates of Deposit - 24.8% (continued)
Sumitomo Mitsui Trust Bank	0.24	4/1/2021	325,000	325,044
Total Negotiable Bank Certificates of Deposit (cost $18,965,186)			18,966,057
Time Deposits - 4.6%
Natixis (New York) (cost $3,500,000)	0.05	3/1/2021	3,500,000	3,500,000
Investment Companies - 4.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,169,851)	0.07		3,169,851	[b] 3,169,851
Total Investments (cost $76,591,766)			100.1%	76,597,270
Liabilities, Less Cash and Receivables			(.1%)	(47,168)
Net Assets			100.0%	76,550,102

a Security is a discount security. Income is recognized through the accretion of discount.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Ultra Short Income Fund

February 28, 2021 (Unaudited)

The following is a summary of the inputs used as of February 28, 2021 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed Commercial Paper	-	11,496,580	-	11,496,580
Certificate of Deposit	-	18,966,057	-	18,966,057
Commercial Paper	-	39,464,782	-	39,464,782
Investment Companies	3,169,851	-	-	3,169,851
Time Deposit	-	3,500,000	-	3,500,000

†  See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the fund’s Board Members (“Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 28, 2021, accumulated net unrealized appreciation on investments was $5,504, consisting of $5,661 gross unrealized appreciation and $157 gross unrealized depreciation.

At February 28, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.